UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2017

SUNSET ISLAND GROUP
(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

333-214643	47-3278534
(Commission File No.)	(IRS Employer Identification No.)

4325 GLENCOE AVE STE C9
MARINA DEL REY CA 90292-9991

(Address of principal executive offices) (zip code)

(424) 239-6230

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events

On February 11, 2017 the company began discussions to develop a CBD product line. The company would develop the CBD product line to sell online and possible through other online and brick and mortar retail channels. The product will be developed by trained French Chef and with over 20 years’ experience in Product Development and Food Production and who also has developed products from their concept stage to national distribution that have generated over $100 million in sales.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunset Island Group

Dated: February 13, 2017	By:	/s/ Valerie Baugher
	Name:	Valerie Baugher
	Title:	President

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